SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) September 19, 2007
ProLogis

(Exact Name of Registrant as Specified in its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

1-12846	74-2604728

(Commission File Number)	(I.R.S. Employer Identification No.)

4545 Airport Way, Denver, Colorado	80239

(Address of Principal Executive Offices)	(Zip Code)
(303) 567-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 19, 2007, ProLogis and Walter C. Rakowich entered into an employment agreement. A copy of that agreement has been filed as an exhibit to this report and is incorporated herein by reference. Also on September 19, 2007, ProLogis and Ted Antenucci entered into an amendment to Mr. Antenucci’s employment agreement. A copy of that amendment has been filed as an exhibit to this report and is incorporated herein by reference.
Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description
10.1	Employment Agreement, dated September 19, 2007, between ProLogis and Walter C. Rakowich

10.2	First Amendment to Amended and Restated Employment Agreement, dated September 19, 2007, between ProLogis and Ted R. Antenucci

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
September 25, 2007	By:	/s/ Edward S. Nekritz
		Name:	Edward S. Nekritz
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated September 19, 2007, between ProLogis and Walter C. Rakowich

10.2	First Amendment to Amended and Restated Employment Agreement, dated September 19, 2007, between ProLogis and Ted R. Antenucci